EXHIBIT 10.16

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT - TERM LOAN (this "Amendment") is entered into as of the 30th day of November, 2004, (the "Amendment Date") by and between BRIDGE OPPORTUNITY FINANCE, LLC ("Lender"), and Crdentia Corp. ("Crdentia"), Baker Anderson Christie, Inc. ("Baker"), Nurses Network, Inc. ("Nurses Network"), New Age Staffing, Inc. ("New Age"), PSR Nurses, Ltd. ("PSR Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holding"; and together with Crdentia, Baker, Nurses Network, New Age, PSR Ltd., and PSR Recruiting, each a "Crdentia Proper Borrower"), CRDE Corp. ("Acquisition Subsidiary"), Arizona Home Health Care/Private Duty, Inc. ("AHHC"), Care Pros Staffing, Inc. ("Care Pros"; and together with Acquisition Subsidiary and AHHC, each a "New Borrower") (Crdentia Proper Borrowers and New Borrowers are referred to individually and collectively as "Borrower").

                              W I T N E S S E T H:

      WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement - Term Loan dated as of August 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement");

      WHEREAS, pursuant to that certain Agreement and Plan of Reorganization dated as of August 31, 2004 by and among Crdentia, Acquisition Subsidiary, AHHC Acquisition Corporation ("AHHC Acquisition", a wholly owned subsidiary of Acquisition Subsidiary), AHHC, and the former shareholders of AHHC, AHHC Acquisition merged with and into AHHC with AHHC being the surviving entity;

      WHEREAS, pursuant to that certain Agreement and Plan of Reorganization dated as of August 31, 2004, by and among Crdentia, Acquisition Subsidiary, CPS Acquisition Corporation ("CPS Acquisition", a wholly owned subsidiary of Acquisition Subsidiary), Care Pros and the former shareholders of Care Pros, Care Pros merged with and into CPS Acquisition with CPS Acquisition being the surviving entity and immediately upon such merger changed its name to "Care Pros Staffing, Inc."; and

      WHEREAS, Lender and Borrower desire to amend certain provisions of the Agreement in accordance with this Amendment.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      Section 1. Incorporation of the Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      Section 2. Amendment of the Agreement. Borrower and Lender hereby agree to amend the Agreement as of the Amendment Date as follows:

      (a) Section 2(b)(A) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(A) the Acquisition Subsidiary shall have, on a pro forma basis, independent and separate from the Crdentia Proper Borrowers hereunder: (x) a coverage ratio of Target Pro Forma EBITDA to Target Pro Forma Debt Service of at least 1.5 to 1.0, (y) a ratio of Target Pro Forma Senior Debt to Target Pro Forma EBITDA of not more than 4.0 to 1.0, and (z) a ratio of Target Pro Forma Term Loan Debt to Target Pro Forma EBITDA of not more than 2.5 to 1.0;"

      (b) Section 2(b)(E) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(E) Excess Availability of the Crdentia Proper Borrowers under the Revolving Loan Agreement or any Replacement Revolving Loan Agreement shall be an amount mutually agreed upon between Lender and Borrower but in no event less than $250,000 after giving effect to the proposed Acquisition;"

      (c) Section 2(b)(F) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(F) the amount of (i) the revolving borrowing base attributable to the Acquisition Subsidiary, as determined by the Lender in its good faith credit judgment, less (ii) the sum of the outstanding Revolving Loans attributable to Acquisition Subsidiary, shall be an amount mutually agreed upon between Lender and Borrower;"

      (d) Section 5(c) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(c) Possessory Collateral. Immediately upon Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of Certificated Securities, Borrower shall deliver the original thereof (i) to BHF, to hold pursuant to the terms of the Revolving Loan Agreement or any Replacement Revolving Loan Agreement (other than equity interests of any Borrower pledged by Crdentia to Lender under the Pledge Agreement, which shall be delivered to Lender pursuant to the terms of the Pledge Agreement), or (ii) to the extent both the Revolving Loan Agreement and Replacement Revolving Loan Agreement have been terminated, to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as Borrower's attorney and agent-in-fact, to endorse or assign the same on Borrower's behalf."

      (e) Section 9(c) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(c) Financial Statements. Borrower shall deliver to Lender the following financial information, all of which shall be prepared in accordance with GAAP consistently applied (except where such calculations otherwise require), and shall be accompanied by a certificate in the form of Exhibit A hereto, which compliance certificate shall include a calculation of all financial covenants contained in this Agreement, including the financial tests set forth in Section 13(j)(iii): (i) no later than fifteen (15) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of the Crdentia Proper Borrowers on a Crdentia Proper Consolidated Basis and of the Acquisition Subsidiary and its Subsidiaries on an Acquisition Subsidiary Consolidated Basis, certified by the Chief Financial Officer of Borrower; (ii) no later than forty-five (45) days after the end of each of the first three quarters of Borrower's Fiscal Year, copies of internally prepared financial statements, including, without limitation, balance sheets, statements of income, retained earnings, cash flows and reconciliation of surplus for the Crdentia Proper Borrowers on a Crdentia Proper Consolidated Basis and of the Acquisition Subsidiary and its Subsidiaries on an Acquisition Subsidiary Consolidated Basis, certified by the Chief Financial Officer of Borrower; and (iii) no later than ninety (90) days after the end of each of Borrower's Fiscal Years, audited annual financial statements of the Borrowers on a consolidated basis, and unaudited financial statements of the Crdentia Proper Borrowers on a Crdentia Proper Consolidated Basis and of the Acquisition Subsidiary and its Subsidiaries on an Acquisition Subsidiary Consolidated Basis, with an unqualified opinion as to the audited financial statements by independent certified public accountants selected by Borrower and reasonably satisfactory to Lender. The report of such accounts shall be accompanied by copies of any management letters sent to the Borrower by such accountants."

      (f) Section 12(m) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(m) Subordination Agreement. On or before November 30, 2004, Borrower shall use its commercially reasonable efforts to deliver to Lender a Subordination Agreement executed by Cindy Permenter, in form and substance acceptable to Lender, with respect to the Indebtedness (i) under that certain convertible subordinated promissory note dated December 2, 2003 in the original principal amount of $2,525,000 made payable to Professional Staffing Services, Inc. and (ii) under that certain convertible subordinated promissory note dated December 2, 2003 in the original principal amount of $200,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc."

      (g) Section 14(a) of the Agreement shall be amended and restated in its entirety to read as follows:

      "(a) Tangible Net Worth. Borrower's Tangible Net Worth, on a Crdentia Proper Consolidated Basis, shall not at any time be less than the Minimum Tangible Net Worth; "Minimum Tangible Net Worth" being defined for purposes of this Subsection as (i) $(1,500,000) at all times from the Closing Date through September 30, 2004, (ii) $0 at all times from October 1, 2004 through October 31, 2004, and (iii) thereafter, from the last day of each fiscal quarter of the Crdentia Proper Borrowers through the day prior to the last day of each immediately succeeding fiscal quarter of the Crdentia Proper Borrowers, the Minimum Tangible Net Worth during the immediately preceding period plus seventy-five percent (75%) of the Crdentia Proper Borrowers' net income (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on the Crdentia Proper Borrowers' audited year end financial statement; and "Tangible Net Worth" being defined for purposes of this Subsection as the Crdentia Proper Borrowers' shareholders' equity (including retained earnings) less the book value of all intangible assets of the Crdentia Proper Borrowers as determined solely by Lender on a consistent basis plus the amount of any Subordinated Debt of the Crdentia Proper Borrowers, all as determined under GAAP applied on a basis consistent with the financial statement dated March 31, 2004 except as set forth herein."

      (h) Section 14(h) of the Agreement shall be amended by deleting the amount "$100,000" and inserting in place thereof the amount "$300,000"."

      (i) Annex I of the Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical order to read as follows:

      "Acquisition Subsidiary Consolidated Basis" shall mean the financial reporting by Acquisition Subsidiary and all of its direct or indirect subsidiaries, on a consolidated basis.

      "Pledge Agreement" shall mean that certain Pledge Agreement dated as of August 31 2004 between Crdentia and Lender, as amended, restated, supplemented or otherwise modified from time to time.

      (j) Annex I of the Agreement shall be amended by amending and restating in their entirety the following definitions:

      "Acquisition Subsidiary EBITDA" shall mean, with respect to any period, Acquisition Subsidiary's, on an Acquisition Subsidiary Consolidated Basis, net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) plus interest expense, income tax expense, depreciation and amortization for such period, plus or minus any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period. In the event that the period of measurement is less than 12 months, the Acquisition Subsidiary EBITDA shall be determined on an annualized basis. Upon each Permitted Acquisition and the addition of a Target to the consolidated financial reporting of the Acquisition Subsidiary, the portion of the Acquisition Subsidiary EBITDA attributable to the Target shall be calculated on an annualized basis, until such Target has been a part of the Acquisition Subsidiary for 12 months.

      "Capital Expenditures" shall mean with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including Capital Lease Obligations) by Borrowers during such period that are required by GAAP, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrowers, excluding expenditures for any assets or equity interests acquired pursuant to a Permitted Acquisition.

      "Crdentia Proper Borrowers" shall mean Crdentia and all of its Subsidiaries, except for Acquisition Subsidiary and its Subsidiaries.

      "Crdentia Proper Consolidated Basis" shall mean the financial reporting by the Borrowers of Crdentia all of their Subsidiaries, except for Acquisition Subsidiary and its Subsidiaries, on a consolidated basis.

      "EBITDA" shall mean, with respect to any period, Crdentia Proper Borrowers', on a Crdentia Proper Consolidated Basis, net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) plus interest expense, income tax expense, depreciation and amortization for such period, plus or minus any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period.

      (k) Annex I of the Agreement shall be amended by deleting in its entirety the definition "Revolving Pledge Agreement", and also deleting the reference to "Revolving Pledge Agreement" from the definition of "Revolving Loan Documents".

      (l) Exhibit A of the Agreement shall be amended by amending and restating paragraph 4a in its entirety to read as follows:

                  "a. Borrower shall maintain a Minimum Tangible Net Worth, on a Crdentia Proper Consolidated Basis, of (i) $(1,500,000) at all times from the Closing Date through September 30, 2004, (ii) $0 at all time from October 1, 2004 through October 31, 2004, and (iii) thereafter, from the last day of each fiscal quarter of the Crdentia Proper Borrowers through the day prior to the last day of each immediately succeeding fiscal quarter of the Crdentia Proper Borrowers, the Minimum Tangible Net Worth during the immediately preceding period plus seventy-five percent (75%) of the Crdentia Proper Borrowers' net income (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on the Crdentia Proper Borrowers' audited year end financial statement. (See attached Schedule A for calculation of Tangible Net Worth)"

      Section 3. Amendment Conditions. As a condition precedent to the effectiveness of this Amendment, Borrower shall:

      (a) Execute and deliver to Lender this Amendment; and

      (b) Deliver to Lender such other documents as Lender shall request.

      Section 4. No Default. Borrower represents and warrants to Lender that no Event of Default has occurred and is continuing (other than that certain Events of Default specifically waived by Lender pursuant to the terms of that certain Specific Waiver of Default to Loan and Security Agreement dated as of November 4, 2004), and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement as amended by this Amendment.

      Section 5. Fees and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by Lender, including but not limited to, legal expenses and reasonable attorneys' fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

      Section 6. Security. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

      Section 7. Representations. Borrower represents and warrants to Lender that (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (c) all representations, warranties and covenants of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

      Section 8. Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

      Section 9. Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

      Section 10. Governing Law. This Amendment was executed and delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

      Section 11. Effectuation. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto.

      Section 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

       (Signature Page to First Amendment to Loan and Security Agreement)

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Loan and Security Agreement as of the date first above written.

                                             CRDENTIA CORP.,
                                             a Delaware corporation


                                             By: /s/ James D. Durham
                                                --------------------------------
                                                James D. Durham
                                                Chief Executive Officer

                                             BAKER ANDERSON CHRISTIE, INC.,
                                             a California corporation


                                             By: /s/ James D. Durham
                                                --------------------------------
                                                James D. Durham
                                                Chief Executive Officer

                                             NURSES NETWORK, INC.,
                                             a California corporation


                                             By: /s/ James D. Durham
                                                --------------------------------
                                                James D. Durham
                                                Chief Executive Officer

                                             NEW AGE STAFFING, INC.,
                                             a Delaware corporation


                                             By: /s/ James D. Durham
                                                --------------------------------
                                                James D. Durham
                                                Chief Executive Officer

       (Signature Page to First Amendment to Loan and Security Agreement)

                                             PSR NURSES, LTD.,
                                             a Texas limited partnership

                                             By:  PSR NURSE RECRUITING, INC.
                                             Its: General Partner

                                             By:  /s/ James D. Durham
                                                  James D. Durham
                                                --------------------------------
                                                  Chief Executive Officer


                                             PSR NURSE RECRUITING, INC.,
                                             a Texas corporation

                                             By:  /s/ James D. Durham
                                                --------------------------------
                                                  James D. Durham
                                                  Chief Executive Officer

                                             PSR NURSES HOLDINGS CORP.,
                                             a Texas corporation


                                             By:  /s/ James D. Durham
                                                --------------------------------
                                                  James D. Durham
                                                  Chief Executive Officer

                                             CRDE CORP.,
                                             a Delaware corporation


                                             By:  /s/ James D. Durham
                                                --------------------------------
                                             Name:
                                                --------------------------------
                                             Title:
                                                --------------------------------

                                             ARIZONA HOME HEALTH CARE/PRIVATE
                                             DUTY, INC., an Arizona corporation


                                             By:  /s/ James D. Durham
                                                --------------------------------
                                             Name:
                                                --------------------------------
                                             Title:
                                                --------------------------------

                  Signature Page to Loan and Security Agreement

                                             CARE PROS STAFFING, INC.,
                                             a Texas corporation

                                             By:  /s/ James D. Durham
                                                --------------------------------
                                             Name:
                                                --------------------------------
                                             Title:
                                                --------------------------------

       (Signature Page to First Amendment to Loan and Security Agreement)

                                             BRIDGE OPPORTUNITY FINANCE, LLC, a
                                             Delaware limited
                                             liability company, as Lender


                                             By:/s/ Randy Abrahams
                                                --------------------------------
                                             Name:
                                                --------------------------------
                                             Title:
                                                --------------------------------

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